UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2022

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of principal executive offices)	(Zip Code)

(313) 667-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	General Motors Company (“GM”) held its 2022 Annual Meeting of Shareholders on June 13, 2022.

(b)

GM shareholders voted on the matters set forth below, with final voting results indicated. For the election of Directors, each nominee who received a majority of votes cast (i.e., votes for exceeded votes against, with abstentions having no effect) was elected as a Director. All other items were approved if the number of shares voted for exceeded the number of shares voted against, with abstentions counted as votes against. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2022.

(1)    Election of Directors. GM’s shareholders elected the Board’s nominees for one-year terms:

Director	Votes For	%	Votes Against	Abstentions	Broker Non-Votes
Mary T. Barra	1,039,068,895	96.00	43,334,388	6,619,561	130,344,095
Aneel Bhusri	1,082,407,112	99.63	4,069,890	2,545,842	130,344,095
Wesley G. Bush	1,074,924,277	98.96	11,281,829	2,816,738	130,344,095
Linda R. Gooden	1,083,001,248	99.70	3,254,292	2,767,304	130,344,095
Joseph Jimenez	1,025,762,525	94.41	60,736,923	2,523,396	130,344,095
Judith A. Miscik	1,075,382,022	99.00	10,838,350	2,802,472	130,344,095
Patricia F. Russo	993,051,809	92.34	82,346,660	13,624,375	130,344,095
Thomas M. Schoewe	1,075,772,231	99.04	10,399,974	2,850,639	130,344,095
Carol M. Stephenson	1,054,305,094	97.06	31,921,439	2,796,311	130,344,095
Mark A. Tatum	1,079,690,772	99.38	6,783,968	2,548,104	130,344,095
Devin N. Wenig	1,083,369,503	99.72	3,092,859	2,560,482	130,344,095
Margaret C. Whitman	1,078,208,931	99.14	9,319,798	1,494,115	130,344,095

(2)    Board Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation. GM’s shareholders approved, by advisory vote, the compensation of GM’s named executive officers.

Votes For	1,005,382,990	92.32%
Votes Against	80,003,171
Abstentions	3,636,683
Broker Non-Votes	130,344,095

(3)    Board Proposal to Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2022. GM’s shareholders ratified the appointment of Ernst & Young LLP as GM’s independent registered public accounting firm for 2022.

Votes For	1,212,233,262	99.41%
Votes Against	4,594,488
Abstentions	2,539,189
Broker Non-Votes	0

(4)    Shareholder Proposal to Lower the Ownership Threshold to Call a Special Meeting. GM’s shareholders did not approve the shareholder proposal to lower the ownership threshold to call a special meeting.

Votes For	422,415,213	38.79%
Votes Against	663,278,506
Abstentions	3,329,125
Broker Non-Votes	130,344,095

(5)    A Shareholder Proposal Regarding Separation of Chair and CEO Roles. GM’s shareholders did not approve the shareholder proposal regarding separation of Chair and CEO roles.

Votes For	222,140,892	20.40%
Votes Against	863,656,900
Abstentions	3,225,052
Broker Non-Votes	130,344,095

(6)    A Shareholder Proposal Requesting a Report on the Use of Child Labor in connection with Electric Vehicles. GM’s shareholders did not approve the shareholder proposal requesting a report on the use of child labor in connection with electric vehicles.

Votes For	240,069,374	22.04%
Votes Against	833,595,989
Abstentions	15,357,481
Broker Non-Votes	130,344,095

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY
(Registrant)

By:	/s/ John S. Kim
John S. Kim
Assistant Corporate Secretary

Date: June 15, 2022